EXHIBIT 32.1



              CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                    AS ADOPTED PURSUANT TO SECTION 906 OF
                        THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Weston Technologies Corp. (the "Company") on Form 10-KSB for the year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date therein specified (the "Report"), I, Yin Sen Wong, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

   1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: May 12, 2005


By:/s/ Yin Sen Wong
----------------------
 Yin Sen Wong, CEO
(principal executive officer)